UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
_________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2016
________________________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-33278	20-5961564

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Address of principal executive offices:	860 N. McCarthy Blvd., Suite 200, Milpitas, California 95035
Registrant’s telephone number, including area code:	(408) 941- 7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURE

Item 5.07	Submission of Matters to a Vote of Security Holders.
VOTING RESULTS OF 2016 ANNUAL MEETING OF STOCKHOLDERS
The 2016 Annual Meeting of Stockholders of the Company was held on November 16, 2016. For more information about the proposals set forth below, please see the Company's definitive Proxy Statement filed with the SEC on October 3, 2016. A total of 4,613,965 (or approximately 87.70%) of the Company's shares issued, outstanding and entitled to vote at the 2016 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2016 Annual Meeting of Stockholders.
(1) Proposal 1 - Election of Directors: Election of six nominees to the Company's Board of Directors for a one-year term expiring at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Wayne Barr, Jr.	3,618,762	111,342	21,897	861,964
Kenneth Kong	3,624,755	102,414	24,832	861,964
John Mutch	3,634,128	93,060	24,813	861,964
Michael A. Pangia	3,620,491	106,586	24,924	861,964
John J. Quicke	3,625,329	104,830	21,842	861,964
Dr. James C. Stoffel	3,625,281	101,990	24,730	861,964
Each nominee was elected by the Company's stockholders, as recommended by the Company's Board of Directors.
(2) Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm: Ratification of the Audit Committee's appointment of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal year 2017:

•	For: 4,515,855

•	Against: 51,307

•	Abstain: 46,803
Proposal 2 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.
(3) Proposal 3 - Advisory vote on executive compensation. Approval of the advisory vote on executive compensation:

•	For: 3,647,314

•	Against: 74,953

•	Abstain: 29,734

•	Broker Non-Votes: 861,964
Proposal 3 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.
(4) Proposal 4 - Approve amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to restrict certain transfers of the Company’s common stock in order to protect the substantial tax benefits of the Company’s net operating loss carryforwards:

•	For: 3,667,192

•	Against: 62,130

•	Abstain: 22,679

•	Broker Non-Votes: 861,964
Proposal 4 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.
(5) Proposal 5 - To approve the Company’s tax benefit preservation plan designed to protect the substantial tax benefits of the Company’s net operating loss carryforwards:

•	For: 3,478,992

•	Against: 250,393

•	Abstain: 22,616

•	Broker Non-Votes: 861,964
Proposal 5 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: November 17, 2016	By:	/s/ Meena Elliott
		Name:	Meena Elliott
		Title:	Senior Vice President, Chief Legal and Administrative Officer, Corporate Secretary